UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2008

HANCOCK FABRICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9482	64-0740905
(State or other jurisdiction	(Commission	(I. R. S. Employer
of incorporation)	File Number)	Identification No.)

One Fashion Way, Baldwyn, MS	38824
(Address of Principal Executive Offices)	(Zip Code)

Company's telephone number, including area code: (662) 365-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

The information furnished on Exhibits 99.1 and 99.2 is hereby incorporated by reference under this Item 7.01 as if fully set forth herein.

The information presented herein under Item 7.01 shall not be deemed "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

Item 8.01    Other Events.

As has been previously disclosed, on March 21, 2007, Hancock Fabrics, Inc. (the "Company") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"), in the United States Bankruptcy Court for the District of Delaware (the "Court") (Case No. 07-10353). The reorganization case is being administered under the caption "In re Hancock Fabrics, Inc., Case No. 07-10353."

On June 10, 2008, the Company filed a proposed plan of reorganization (the "Plan") with the Court. Capitalized terms used in the summary below are defined in the Plan. Significant components of the Plan include:

•
The Plan provides for the payment in full of all Allowed Claims regardless of the category. "Payment in full" includes post-petition interest from the date the Company filed for bankruptcy for holders of Secured Claims, Priority Claims, General Unsecured Claims and certain Administrative Claims.

•
The Plan provides that holders of the Company's common stock will retain such interest after the Company exits from bankruptcy pursuant to the Plan. Therefore, the Company’s existing stockholders will continue to own equity interests in the Company after it emerges from bankruptcy. In connection with the Plan and as more fully described in the Registration Statement on Form S-1 filed the Securities and Exchange Commission on May 16, 2008, stockholders who own at least 970 shares of the Company’s common stock on a specified record date will be offered the right to participate in a rights offering for the sale of $20 million in face amount of Secured Notes that will include Warrants to purchase 400 shares of Common Stock for each $1,000 worth of Secured Notes purchased.

•
The Plan includes certain release, injunction and exculpation provisions and provides that the treatment of Claims and Interests under the Plan shall be in exchange for and in complete satisfaction, discharge and release of all Claims.

•
The Plan contemplates that the Company will continue to exist after the Effective Date and the Company intends to continue (or continue as modified or replaced) its existing employee and retiree benefit policies, plans and agreements.

•	The Plan has the support of the Official Committee of Unsecured Creditors which represents the interests and negotiates on behalf of general unsecured creditors.

•	The Plan also has the support of the Official Committee of Equity Security Holders which represents the interests and negotiates on behalf of the Company's stockholders.

The Plan and the related proposed Notice of Plan Confirmation Hearing and Disclosures is furnished under Item 7.01 on Exhibits 99.1 and 99.2. The Plan is subject to, among other conditions, approval by the Court. A hearing for the approval of the Notice of Plan Confirmation Hearing and Disclosures is scheduled before the Court on June 17, 2008. The Company has requested that a hearing to consider confirmation of the Plan be set for July 22, 2008.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
99.1	Plan of Reorganization, filed on June 10, 2008
99.2	Notice of Plan Confirmation Hearing and Disclosures, filed on June 10, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HANCOCK FABRICS, INC.
(Registrant)

By:  /s/ Robert W. Driskell
Name: Robert W. Driskell
Title:   Senior Vice President and Chief
Financial Officer (Principal Financial
and Accounting Officer)

Date: June 11, 2008

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Plan of Reorganization, filed on June 10, 2008
99.2	Notice of Plan Confirmation Hearing and Disclosures, filed on June 10, 2008